UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 19, 2012 (June 18, 2012)

Date of Report (date of earliest event reported)

NEUROGESX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33438	94-3307935
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2215 Bridgepointe Parkway, Suite 200, San Mateo, California 94404

(Address of principal executive offices)

(650) 358-3300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS.

On June 18, 2012, NeurogesX, Inc. (the “Company”) issued a press release entitled “NeurogesX Issued Japanese Patent for NGX-1998” and on June 19, 2012, the Company issued a press release entitled “NeurogesX Receives Notice of Two U.S. Patent Allowances Covering NGX-1998.”

A copy of the press releases dated, June 18, 2012 and June 19, 2012 are filed as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The contents of the press releases are deemed to be filed for purposes of this Securities and Exchange Act of 1934, as amended.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed as part of this Form 8-K.

Exhibit No.	Description

99.1	Press Release entitled “NeurogesX Issued Japanese Patent for NGX-1998.”

99.2	Press Release entitled “NeurogesX Receives Notice of Two U.S. Patent Allowances Covering NGX 1998.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGESX, INC.

Date: June 19, 2012	By:	/s/ Stephen F. Ghiglieri
Stephen F. Ghiglieri
Executive Vice President, Chief Operating Officer
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release entitled “NeurogesX Issued Japanese Patent for NGX-1998.”

99.2	Press Release entitled “NeurogesX Receives Notice of Two U.S. Patent Allowances Covering NGX 1998.”